Nitric Oxide-Based Medicine novan.com NASDAQ: NOVN Corporate Presentation March 9, 2021 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements including, but not limited to, statements related to the potential therapeutic value of our NITRICIL™ platform technology, our pharmaceutical development of nitric oxide-releasing product candidates, our intention to advance development of certain product candidates, including the timing and progress of our Phase 3 program to evaluate SB206 for the treatment of molluscum, the timing of anticipated topline results, our expected cash runway and our intention to partner with third parties. These forward-looking statements are included throughout this presentation. We have used the words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable”, “targeted” and similar terms and phrases to identify forward-looking statements in this presentation. The forward-looking statements contained in this presentation are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from our expectations, including, but not limited to, any operational or other disruptions as a result of the COVID-19 pandemic, including any delays or disruptions to the conduct of the B-SIMPLE4 study; our ability to enter into arrangements with third parties to support its development efforts on terms that are acceptable to the Company or at all; risks and uncertainties in the clinical development process, including, among others, length, expense, ability to enroll patients, potential for delays or other impacts, whether as a result of the COVID-19 pandemic or other factors, and that results of earlier research and preclinical or clinical trials may not be predictive of results, conclusions or interpretations of later research activities or additional trials; risks related to the regulatory approval process, which is lengthy, time-consuming and inherently unpredictable, including the risk that our product candidates may not be approved or that additional studies may be required for approval or other delays may occur and that the Company may not obtain funding sufficient to complete the regulatory or development process; our ability to obtain additional funding or enter into strategic or other business relationships necessary or useful for the further development of our product candidates; the risk that disruptions at the FDA or other agencies could cause such agencies to cancel or postpone meetings or otherwise impact the ability of such agencies to provide regulatory guidance or feedback or timely review and process our regulatory submissions, all of which could have a material adverse effect on our business; risks related to the manufacture of raw materials, including our active pharmaceutical ingredient and drug product components utilized in clinical trial materials, such as failure to transfer technology and processes to third parties effectively or failure of those third parties to obtain approval of and maintain compliance with the U.S. Food and Drug Administration or comparable regulatory authorities; our reliance on arrangements with third parties to support its operations and development efforts and the risk that such parties will not successfully carry out their contractual duties or meet expected deadlines; and other risks and uncertainties described in our annual report filed with the SEC on Form 10-K for the twelve months ended December 31, 2020 with the SEC, and in our subsequent filings with the SEC. These forward-looking statements speak only as of the date of this presentation, and Novan disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements, except as may be required by law. 2

3 Investment Opportunity Pipeline Priorities Multiple Pipeline Expansion Opportunities Development pipeline with potential to progress advanced programs in acne vulgaris, genital warts and atopic dermatitis SB206: Molluscum Ongoing Phase 3 study with data targeted before the end of Q2 2021 1 SB019: Coronavirus Potential IND filing targeted in 2021 2 NVN4100: Companion Animal Ongoing exploratory work 3 Platform technology leveraging anti-infective and immunomodulatory mechanisms of nitric oxide N O First potential NDA filing with lead program targeted no later than Q3 2022

Priority Development Pipeline 4 Product Candidate Indication Pre-IND Phase 1 Phase 2 Phase 3 Approval Program Highlight DERMATOLOGY SB206 Molluscum Target Reporting Topline Results before the end of Q2 2021 INFECTIOUS DISEASE SB019 Coronavirus First Demonstration of Antiviral Effect of NO Against SARS-CoV-2 in In Vitro Human Airway Infection Model COMPANION ANIMAL NVN4100 (New Chemical Entity) Antimicrobial Seek Potential Strategic Partner Following PoC

Nitric Oxide (NO) 5 Novel NO Platform Driving Therapeutic Innovation Colasanti, M. et al. S-Nitrosylation of Viral Proteins: Molecular Bases for Antiviral Effect of Nitric Oxide IUBMB Life; 1999 (48) 25-31. Kroen, KD. J Clin Invest. 1993;91(6):2446- 2452.; Karupiah, G; et al. Science. 1993;261(5127):1445-1448. Saura, M; et al. Immunity. 1999;10:21-28. Takhampunya, R; et al. J Gen Virol. 2006;87:3003-3011. Macromolecule comprised of a polysiloxane backbone with covalently bound N-diazeniumdiolate NO donors An Example of NO’s Antiviral Mechanisms of Action

6 Tunable Dosing Enables Proprietary Formulations That Target Each Indication NITRICIL™ Proprietary Nitric Oxide Based Technology Platform Generates Macromolecular New Chemical Entities (NCEs) Key Characteristics: Tunability: pH-controlled release profiles Targeted: delivery to site of infection or inflammation Stability: product candidates stable throughout shelf-life Re al -T im e N O Re le as e (n m ol ) Real-Time NO Released Burst Phase Sustained Phase Time (min) Storage: therapeutic quantities N N+ -O N O- Na+

7 SB206: Lead Program Berdazimer 10.3% Ongoing Pivotal Phase 3 Study For Treatment of Molluscum Contagiosum Topical antiviral gel for the treatment of viral skin infections 1. Includes all patients treated with berdazimer, including patients currently participating in the SB206 Phase 3 study, B-SIMPLE4. Patients treated to date: >4,0001 Compelling safety profile IP until as late as 2035 New Chemical Entity

8 No FDA-Approved TreatmentsMolluscum Contagious skin infection caused by the molluscipoxvirus, a double- stranded DNA virus Current treatment options are limited: • Off-label Rx/OTC• Physical procedures ~70% of patients below the age of 10 Average time to resolution 13 Months ~3.4 million prevalence in the U.S.1 ~1.3 million diagnosed per annum1 1. Syneos Health Consulting Primary (n=40 Pediatricians, n=39 Dermatologists, n=4 Pediatric Dermatologists) and Secondary Research (2019).

Development Pathway Towards Potential Approval 9 Potential NDA Filing Targeted No Later Than Q3 2022 B-SIMPLE2 Completed B-SIMPLE4 Topline Results Targeted Q2 2021 B-SIMPLE1 Completed Key findings from immense body of data and external experts guided the design of the B-SIMPLE program 352 Subjects Treatment 12 Weeks Follow-up at Week 24 355 Subjects Treatment 12 Weeks Follow-up at Week 24 ~850 Subjects Treatment 12 Weeks Follow-up at Week 24

Promising Phase 3 Efficacy Findings With SB206 10 Integrated Analysis Demonstrated Statistically Significant (p=0.038) Complete Clearance Rate (27.9%) vs. Vehicle (20.9%) at Week 12 B-SIMPLE1: 352 Subjects B-SIMPLE2: 355 Subjects 0.0% 4.3% 10.3% 21.6% 0.4% 4.7% 15.3% 25.8% 0% 5% 10% 15% 20% 25% 30% 35% Week 2 Week 4 Week 8 Week 12 Pe rc en ta ge o f P at ie nt s w it h Co m pl et e Cl ea ra nc e Vehicle SB206 0.0% 1.7% 5.9% 20.3% 1.3% 3.4% 13.9% 30.0% 0% 5% 10% 15% 20% 25% 30% 35% Week 2 Week 4 Week 8 Week 12 Pe rc en ta ge o f P at ie nt s w it h Co m pl et e Cl ea ra nc e Vehicle SB206 * p=0.375 p=0.062 Complete Clearance of All Lesions (ITT1) by Week 12 1. Intent-to-Treat Population(ITT): consists of all subjects who were randomized, and missing data imputed as treatment failures.

11 B-SIMPLE1 B-SIMPLE2 -60% -50% -40% -30% -20% -10% 0% 10% Week 2 Week 4 Week 8 Week 12 P e rc e n t C h a n g e f ro m B as e lin e L e si o n C o u n t Vehicle SB206 * * * -60% -50% -40% -30% -20% -10% 0% 10% Week 2 Week 4 Week 8 Week 12 P e rc e n t C h a n g e f ro m B as e lin e L e si o n C o u n t Vehicle SB206 * * * * * * * * Percent Change from Baseline Lesion Count * p-value <0.05 Secondary Efficacy Endpoint

Compelling Safety Profile in B-SIMPLE1 and B-SIMPLE2 12 Similar safety results between the two studies Adverse events were primarily mild to moderate Only treatment emergent adverse events reported in greater than 5% of patients receiving SB206 were application site pain and application site erythema No treatment-related serious adverse events were reported across both studies =

Treatment 12 Weeks Follow-up at Week 24 13 B-SIMPLE4 Pivotal Phase 3 Study Design in Molluscum Study Design Based on Learnings from B-SIMPLE1 and B-SIMPLE2: One and two-subject household stratification Inflammation of molluscum lesions added as a stratification factor1 Additional patient and caregiver training and retention efforts 1. As measured by BOTE (beginning of the end). Commenced Study September 2020 Achieved Full Enrollment February 1, 2021 Topline Results Targeted Before the End of Q2 2021 Multi-center, double-blind, randomized, vehicle-controlled study randomization~850 subjects (Aged 6-mos and older) Primary endpoint: Complete clearance of all treatable molluscum lesions

SB206 Commercialization Strategy 14 Preparing for Success Evaluating All Strategic Options Novan Commercializes Secure Commercialization Partner Co-Commercialize with Partner

15 Coronavirus (COVID-19) Program Potential IND filing targeted in 2021 Engaged Catalent, a global leader in providing integrated services, superior delivery technologies and manufacturing solutions, to develop an intranasal formulation of berdazimer sodium First demonstration of antiviral effect of NO-based medicine against SARS-CoV-2 in an in vitro model that mimics the human airway epithelium N O Results from in vitro assessment of concentrations as low as 0.75 mg/mL demonstrated berdazimer sodium reduced 90% of virus after repeat dosing, once daily Upon positive pre-clinical studies, explore potential strategic partners

Companion Animal Health Program 16 Commenced Exploratory Work to Evaluate NO Application in Adjacent Market Engaged third-party animal health experts to determine technical feasibility and market potential Initial formulation development to assess viability in progress Upon positive proof of concept, engage with potential collaborators and strategic partners

Pipeline Expansion Opportunities 17 Ongoing In-Depth Review for Pipeline Prioritization Planned next Phase of development post potentially positive B-SIMPLE4 study of SB206 and subject to obtaining additional financing or strategic partnering Product Candidates Indication Pre-IND Phase 1 Phase 2 Phase 3 Program Highlight DERMATOLOGY SB204 Acne Vulgaris Two Phase 3’s completed; One confirmatory Phase 3 needed; Protocol finalized SB208 Tinea Pedis Phase 2 trial complete; Phase 1 in nail growth complete SB414 Atopic Dermatitis Phase 1b trial complete; Phase 2 protocol finalized Psoriasis Phase 1b trial complete; Potential to explore lower doses MEN’S AND WOMEN’S HEALTH SB207 Genital Warts End of Phase 2 meeting with FDA complete; Phase 3 protocols designed WH504 High-Risk HPV Formulation development ongoing; Funded by federal grants WH602 High-Risk HPV Formulation development ongoing; Funded by federal grants GASTROENTEROLOGY Undisclosed Various Seeking grants to progress

18 SB206 Related Intellectual Property Protection Issued patents projected to expire between 2026 and 2037, without any patent extensions NITRICIL™ Technology • Patents issued in US, China, Germany, Spain, France, Great Britain, Ireland, Italy, Switzerland Formulation Science Related to Viral Skin Infections • Patents issued in US, Australia, Japan, Germany, Spain, France, Great Britain, Italy • Patents pending in Brazil, Canada, China, S. Korea

19 Financial Profile Nasdaq: NOVN 1. Out of 200,000,000 total common stock authorized per certificate of incorporation. 2. Based on February 10, 2021 closing price of $1.96. 3. Based on Management’s projections and planned development and operating activities described in the Company’s December 31, 2020 Form 10-K as filed with the SEC on February 24, 2021. Cash Runway Expected Into Q1 20223 150.8M1 Common Stock Outstanding at February 10, 2021 $35.9 Million of Cash as of December 31, 2020 $52.8M $296M2 Net Cash Provided by Financing Activities for Year-Ended December 31, 2020 Market Cap as of February 10, 2021

20 Fully Integrated Team Specifically Designed to Execute Strategy Tomoko Maeda-Chubachi, MD, Ph.D., MBA SVP, Medical Dermatology John M. Gay, CPA Chief Financial Officer Carri Geer, Ph.D. SVP, Chief Technology Officer Paula Brown Stafford, MPH Chairman and Chief Executive Officer Leveraging Extensive Network of Partners and Collaborators

Seasoned Board of Directors Leveraging Extensive Expertise Across Multiple Industries and Background Paula Brown Stafford, MPH Chairman and Chief Executive Officer W. Kent Geer Lead Independent Director James L. Bierman Director Robert A. Ingram Director Robert J. Keegan Director John Palmour Director Machelle Sanders Director Steven D. Skolsky Director 21

22 Upcoming Targeted Milestones 1. Cost of study not currently budgeted. SB206 Molluscum SB019 Coronavirus NVN4100 Companion Animal Corporate  September 2020: First Patient Dosed  September 2020: Commenced Study  February 2021: Completed Enrollment Q2 2021: Topline Results 2022: Potential NDA Filing with U.S. FDA  October 2020: Positive Preclinical Antiviral Effect Q2 2021: Coronavirus-Related Preclinical Results 2021: Potential IND filing Q4 2021: Potential Initiation of Phase 1 Study1  September 2020: Selection of NCE for Animal Health New Corporate Headquarters and Small- Scale cGMP Manufacturing Facility Ongoing: NITRICIL™ Discovery Effort of Additional NCEs Q2 2021: Canine POC Results

23 Investment Summary Proprietary Nitric Oxide Platform Fueling Pipeline Growth Topline Results From Pivotal B-SIMPLE4 Phase 3 Study Targeted Before the End of Q2 2021 Potential IND Filing for Coronavirus Program Targeted in 2021 Fully-Integrated Team Specifically Designed to Execute

Nitric Oxide-Based Medicine Investor Relations JTC Team 833.475.8247 novn@jtcir.com novan.com NASDAQ: NOVN